                                                                   EXHIBIT 10.11



                 FORM OF LEASEHOLD IMPROVEMENT AGREEMENT

                          SUMMARY OF TABLE OF CONTENTS

1.  BACKGROUND.............................................................1
    1.1  The Lessee........................................................1
    1.2  The Land and Existing Improvements................................1
    1.3  The Facility Lease................................................1
    1.4  Project...........................................................1
    1.5  Lessor's Agreement to Fund the Project and Lessee's Agreement to
         Supervise the Project.............................................1
    1.6  Plans; the Architect and Architect's Contract.....................2
    1.7  Construction Contracts............................................2
    1.8  Schedule of Work and Completion Date; Schedule of Draws...........2
    1.9  Project Budget....................................................2
    1.10 Use of Project Funds..............................................2
    1.11 Project Funds.....................................................3
    1.12 Guaranties and Indemnities........................................3

2.  DEFINITIONS............................................................3

3.  LEASEHOLD IMPROVEMENT FEE..............................................3

4.  LEASE DOCUMENTS; COLLATERAL SECURITY...................................3
    4.1  Lease Documents...................................................3
    4.2  Lease Obligations.................................................5
    4.3  Collateral Security...............................................5

5.  REPRESENTATIONS AND WARRANTIES.........................................6
    5.1  Architect's Contract and Construction Contract....................6
    5.2  Project Plans.....................................................6
    5.3  Prior Construction Work...........................................7
    5.4  Suitability of Project Plans......................................7
    5.5  Compliance with Legal Requirements and Applicable Agreements......7
    5.6  Permits and Contracts.............................................7
    5.7  First Advance.....................................................8

6.  COVENANTS..............................................................8
    6.1  Collection and Enforcement Costs..................................8
    6.2  The Lessee's Agreements to Perform Certain Obligations............8
    6.3  Continuing Effect of Representation and Warranties................8
    6.4  Construction Covenants............................................9
         6.4.1  Commencement of Construction...............................9
         6.4.2  Quality of Materials and Workmanship.......................9
         6.4.3  Project Budget.............................................9
         6.4.4  Architect Certificates....................................10
         6.4.5  Subcontractors............................................10
         6.4.6  The Lessor's Consultant...................................10

         6.4.7   Title To Materials and Security Interest Granted to
                 Lessor......................................................11
         6.4.8   Compliance With Legal Requirements And Applicable
                 Agreements..................................................12
         6.4.9   Liens.......................................................13
         6.4.10  Books And Records...........................................13
         6.4.11  Inspection Of Construction..................................13
         6.4.12  Notice Of Delay.............................................13
         6.4.13  Bonds.......................................................14
         6.4.14  Use of Project Funds........................................14
         6.4.15  Occupancy of the Project....................................14
         6.4.16  Seller's Improvements.......................................14

7.  ADVANCES OF PROJECT FUNDS................................................15
    7.1  Conditions Precedent to First Advance of Project Funds..............15
    7.2  The Lessor's Right to Advance.......................................17
    7.3  Submission of Requests for Advances.................................17
    7.4  Advances by Wire Transfer...........................................19
    7.5  Conditions Precedent to All Advances................................19
    7.6  Completion of the Project...........................................22

8.  THE LESSOR'S RIGHT TO MAKE PAYMENTS AND TAKE OTHER ACTION................22

9.  INSURANCE; CASUALTY; TAKING..............................................23
    9.1  General Insurance Requirements......................................23
    9.2  Fire or Other Casualty or Condemnation..............................23

10. EVENTS OF DEFAULT........................................................23

11. REMEDIES IN EVENT OF DEFAULT.............................................25

12. GENERAL..................................................................26

EXHIBIT A DESCRIPTION OF THE LAND............................................28
EXHIBIT B PLANS AND SPECIFICATIONS...........................................29
EXHIBIT C SCHEDULE OF CONSTRUCTION...........................................30
EXHIBIT D PROJECT BUDGET.....................................................31
EXHIBIT E DEFINITIONS........................................................32
EXHIBIT F FUTURE PERMITS AND CONTRACTS REQUIRED FOR COMPLETION OF
CONSTRUCTION AND COMMENCEMENT OF OPERATION...................................37
EXHIBIT G SURVEY.............................................................41
EXHIBIT H SURVEYOR'S CERTIFICATE.............................................
EXHIBIT I ENGINEER'S/ARCHITECT'S CERTIFICATE.................................47
EXHIBIT J LESSEE'S REQUISITION CERTIFICATE...................................50
EXHIBIT K GENERAL CONTRACTOR'S REQUISITION CERTIFICATE.......................52
EXHIBIT L ARCHITECT'S REQUISITION CERTIFICATE................................54

                    FORM OF LEASEHOLD IMPROVEMENT AGREEMENT

         THIS LEASEHOLD IMPROVEMENT AGREEMENT is made as of _________________ by and among _______________, a _____________ corporation (the "Lessee"), and MEDITRUST ACQUISITION CORPORATION II, a Delaware corporation (the "Lessor").

        1.        BACKGROUND

                 1.1       THE LESSEE.

         The Lessee is a corporation which is a wholly-owned Subsidiary of the Guarantor (as hereinafter defined). The Guarantor is a Delaware corporation.

                 1.2       THE LAND AND EXISTING IMPROVEMENTS.

The Lessor is the owner of a certain parcel of land located in _______ and more particularly described on EXHIBIT A (the "Land"), together with the existing buildings and other improvements, if any, located thereon (collectively, the "Existing Improvements")

                 1.3       THE FACILITY LEASE.

         The Lessor and the Lessee have entered into that certain Facility Lease Agreement of even date herewith (the "Facility Lease") relating to the Land and the Improvements (as hereinafter defined), a Notice of which is to be recorded with the Clerk/Prothonotary of _____________________________.

                 1.4       PROJECT.

The Lessee proposes to cause BCC Development and Management Co., a Delaware corporation and a wholly-owned Subsidiary of the Guarantor (the "Developer") to construct a personal care home consisting of and other improvements, including, without limitation, accessory parking and landscaping on the Land (collectively, the "Improvements"). The Land, the Existing Improvements and the Improvements are collectively referred to herein as the "Project".

                 1.5 LESSOR'S AGREEMENT TO FUND THE PROJECT AND LESSEE'S AGREEMENT TO SUPERVISE THE PROJECT.

         The Lessee and the Lessor have agreed that the Project will be a benefit to the premises demised under the Facility Lease and to the Lessee's and the Lessor's respective interests therein. The Lessor and the Lessee have further agreed that, pursuant to, and in accordance with, the terms and conditions of this Agreement, the Lessor shall fund an amount not to exceed
________________________________________________.

__________________ of the cost of the Project (the "Project Funds"). The
Lessee has agreed to supervise and manage, or to cause the Developer to supervise and manage, the construction of the Project and the Lessor has agreed to advance the Project Funds to pay for the cost of the construction of the Project; all pursuant to the terms and conditions of this Agreement.

                 1.6   PLANS; THE ARCHITECT AND ARCHITECT'S CONTRACT.

The Project is to be constructed and equipped in accordance with the plans and specifications (collectively, the "Project Plans"), listed on EXHIBIT B prepared by _________________(the "Architect") pursuant to the contract dated _________________, by and between the Developer and the Architect (the "Architect's Contract").

                 1.7   CONSTRUCTION CONTRACTS.

         All of the Improvements are to be constructed pursuant to a guaranteed maximum price contract (the "Construction Contract") by and between the Developer and _______________________________ (the "General Contractor"). The
Construction Contract shall be in form and substance identical to the draft contract between the Developer and the General Contractor previously delivered to the Lessor for review.

                 1.8   SCHEDULE OF WORK AND COMPLETION DATE; SCHEDULE OF DRAWS.

         The work necessary to complete and fully equip the Project is to be
(A) undertaken and completed in accordance with the schedule which is annexed hereto as EXHIBIT C and (B) substantially completed by (the
"Completion Date").

                 1.9   PROJECT BUDGET.

The Lessee has submitted to the Lessor a line item budget (the "Project Budget"), a copy of which is annexed hereto as EXHIBIT D, setting forth a total cost of _____________________________________ for the acquisition cost of the Land and the design and construction of the Project, including (A) the cost of the Land, (B) a breakdown of construction costs (itemized as to trade category, subdivision of the work to be performed and the names of each contractor), (C) a breakdown of all soft costs in connection with the construction of the Project, including, without limitation, costs for such items as real estate taxes, legal and accounting fees, survey costs, permits and inspection fees, insurance premiums, architect's and engineer's fees, marketing, management, leasing and advertising expenses, and all amounts due in connection with the advance of Project Funds pursuant to this Agreement, (D) a projected draw schedule and (E) a projected progress schedule for the construction of the Project.

                 1.10  USE OF PROJECT FUNDS.

         The Project Funds are to be used, to the extent sufficient therefore, solely for the payment of Project costs set forth in the Project Budget.

                 1.11      PROJECT FUNDS.

         Subject to all of the terms, conditions and provisions of this Agreement, and of the agreements and instruments referred to herein, the Lessor agrees to advance the Project Funds and the Lessee agrees to supervise and manage, or cause the Developer to supervise and manage, the construction of the Project and to pay the Rent (as hereinafter defined) due under the Facility Lease (as the same may from time to time be adjusted pursuant to the terms and conditions set forth therein); it being understood that the Lessee shall be liable for the payment of Rent regarding such sums as shall have been advanced from time to time under this Agreement to the Lessee.

                 1.12      GUARANTIES AND INDEMNITIES.

         As an inducement to the Lessor to acquire the Land, enter into this Agreement, advance the Project Funds and enter into the Facility Lease, the Guarantor and the Developer have agreed to furnish certain guaranties as hereinafter described.

        2.        DEFINITIONS

         In this Agreement, except as otherwise expressly provided in the text of this Agreement or unless the context otherwise requires, all capitalized terms shall have the meaning ascribed to them in EXHIBIT E.

        3.        LEASEHOLD IMPROVEMENT FEE.

         The Lessee shall pay the Leasehold Improvement Fee to the Lessor simultaneously with the execution of this Agreement; provided, however, that, at the Lessor's option, the Leasehold Improvement Fee shall be held in an escrow account established with a Person designated by the Lessor pursuant to an escrow arrangement satisfactory to the Lessor, with interest thereon benefiting the Lessor. If the Lessor exercises its option to require that the Leasehold Improvement Fee be held in such an escrow account (A) the Leasehold Improvement Fee shall be disbursed from said escrow account only upon the joint instructions of the Lessee and the Lessor (which instructions from the Lessee shall be immediately given upon the request of the Lessor) and in no event shall the Leasehold Improvement Fee be disbursed therefrom, in whole or in part, unless and until so requested by the Lessor and (B) the Lessor shall bear the risk of loss of or misappropriation of the Leasehold Improvement Fee by such escrow agent.

        4.        LEASE DOCUMENTS; COLLATERAL SECURITY

                 4.1       LEASE DOCUMENTS.

         The Project Funds shall be advanced, evidenced, administered, secured and governed by all of the terms, conditions and provisions of each of the following:

         A.       this Agreement;

         B.       the Facility Lease;

         C. a Collateral Assignment of Permits, Approvals, Licenses, and Contracts of even date granted by the Lessee to the Lessor (the "Lessee Permits Assignment") and related UCC Financing Statements;

         D. a Collateral Assignment of Permits, Approvals, Licenses, and Contracts of even date granted by the Developer to the Lessor (the "Developer Permits Assignment") and related UCC Financing Statements;

         E. a Security Agreement of even date by and between the Lessee and the Lessor (the "Security Agreement");

         F. a Guaranty of even date executed by the Guarantor for the benefit of the Lessor guarantying the completion of the Project and the satisfaction of the other Guarantied Obligations (the "Balanced Care Guaranty");

         G. a Guaranty of even date executed by the Developer for the benefit of the Lessor guarantying the completion of the Project and the satisfaction of the other Guarantied Obligations (the "Developer Guaranty");

         H. an Environmental Indemnity Agreement of even date by and among the Lessee, the Guarantor, the Developer, and the Lessor (the "Environmental Indemnity Agreement");

         I. a Deposit Pledge Agreement of even date by and between the Lessee and the Lessor (the "Deposit Pledge Agreement");

         J. a Pledge Agreement of even date by and among the Lessee, the Lessor and the Guarantor, pursuant to which the Guarantor granted the Lessor a security interest in all of the outstanding capital stock of the Lessee (the "Pledge Agreement") and related stock powers;

         K. an Assignment of Construction Contract to be granted by the Lessee to the Lessor and containing the consent of the General Contractor (the "Construction Assignment");

         L. an Assignment of Architect's Contract of even date granted by the Developer to the Lessor and containing the consent of the Architect (the "Architect's Assignment");

         M. an Affiliated Party Subordination Agreement of even date by and among the Lessee, the Guarantor, the Developer, various other Affiliates of the Lessee and the Lessor (the "Affiliated Party Subordination Agreement");

         N. an Amended and Restated Agreement Regarding Related Lease Transactions dated as of November 1, 1996, by and among the Lessee, the Lessor and any Related Party that is a party to any Related Lease, as amended by First Amendment to Amended and Restated Agreement Regarding Related Lease Transactions of even date (the "Agreement Regarding Related Lease Transactions");

         O.       the Assignment Agreement; and

         P. all other documents, instruments, or agreements now or hereafter evidencing or securing the obligations under this Agreement and/or the Facility Lease.

Items (A) through (P) above, as the same from time to time may be hereinafter amended, modified or supplemented, are referred to herein as the "Lease Documents".

                 4.2       LEASE OBLIGATIONS.

         The Lessee agrees to pay and perform all indebtedness, covenants, liabilities, obligations, agreements and undertakings (other than the Lessor's obligations) under this Agreement and all of the other Lease Documents (collectively, the "Lease Obligations").

                 4.3       COLLATERAL SECURITY.

         The Lease Obligations shall be secured by the following:

         A. a perfected first priority security interest in all Permits and Contracts pursuant to the Permits Assignments;

         B. a perfected first priority security interest in Tangible Personal Property, Receivables and certain other Collateral pursuant to the Security Agreement;

         C.       the Guaranties;

         D.       the Environmental Indemnity Agreement;

         E. a perfected first priority security interest in all of the outstanding capital stock of the Lessee pursuant to the Pledge Agreement;

         F. a perfected first priority interest in the Cash Collateral pursuant to the Deposit Pledge Agreement;

         G. all other security interests in such other property for which provision is made in the Lease Documents or at law or in equity; and

         H.       certain other Related Party Agreements.

All of the property in which security interests are granted (I) as described in items (A) through (H) above and (II) pursuant to any other Lease Document is collectively referred to herein as the "Collateral".

        5.        REPRESENTATIONS AND WARRANTIES

         In order to induce the Lessor to advance the Project Funds pursuant to the terms and conditions of this Agreement, the Lessee represents and warrants to the Lessor that:

                 5.1       ARCHITECT'S CONTRACT AND CONSTRUCTION CONTRACT.

         The Architect's Contract has been validly executed by and is binding upon the parties thereto and is in full force and effect in accordance with the terms thereof. All of the parties to the Architect's Contract have faithfully performed all of their respective obligations thereunder to the extent accrued as of the date hereof, and none of the parties to the Architect's Contract has asserted any claim of default thereunder;

                 5.2       PROJECT PLANS.

         The two (2) copies of the Project Plans delivered to the Lessor by the Lessee (A) are true and correct and satisfactory to the Lessee and (B) have been filed with and approved by all appropriate Governmental Authorities. All necessary Permits relating to the Project Plans to be issued or granted by any applicable Governmental Authority having or claiming jurisdiction over the Leased Property have been obtained and all such Permits are in full force and effect, are not subject to any unexpired appeal periods or any appeals or challenges which have not been fully resolved in favor of the Lessee, and do not contain any conditions or terms relating to the Leased Property which have not been fully satisfied or which will not be fully satisfied by the completion of the construction of the Project (in accordance with the Project Plans and the terms and provisions of this Agreement). Furthermore, the Project Plans have been approved in writing by the Lessor, any construction heretofore performed on the Project has been performed in accordance with the Project Plans and all future construction on the Project shall be performed in accordance with the Project Plans and the terms and conditions of this Agreement. There are no structural defects in the Project of which the Lessee has been advised or of which the Lessee has notice or knowledge. The Lessee has not received any notice claiming that, and the Lessee has no knowledge that, the Project Plans violate any Legal Requirement;

                 5.3       PRIOR CONSTRUCTION WORK.

         No Person has performed any construction work or furnished any services in connection with any construction carried on or to be carried on at the Leased Property who or which remains unpaid at the time of execution of this Agreement, except as indicated in the requisition submitted simultaneously herewith or otherwise expressly approved by the Lessor;

                 5.4       SUITABILITY OF PROJECT PLANS.

         The Project Plans provide for the construction and renovation of all buildings and related improvements necessary, both legally and practically, for the proper and efficient construction of the Project in accordance with the terms of this Agreement and, after the completion of the construction thereof, for the operation of the Project for its Primary Intended Use;

                 5.5       COMPLIANCE WITH LEGAL REQUIREMENTS AND APPLICABLE
                           AGREEMENTS.

         Upon the completion of construction of the Project, which shall be constructed in accordance with the Project Plans and the terms and provisions of this Agreement, the Project shall be in compliance with (A) all Legal Requirements; (B) all Permits and Contracts and (C) all applicable by-laws, codes, rules, regulations and restrictions of the Board of Fire Underwriters or other insurance underwriters or similar bodies.

                 5.6       PERMITS AND CONTRACTS.

         All Permits and Contracts required by or entered into with any Governmental Authority or quasi-governmental authority or agency for, or in connection with, the construction of the Project that can be obtained in the ordinary course as of the date hereof have been obtained or executed, as the case may be. All such Permits and Contracts are in full force and effect, are not subject to any unexpired appeal periods or any appeals or challenges which have not been conclusively resolved in favor of any member of the Leasing Group, and do not contain any conditions or terms which have not been fully satisfied or which will not be fully satisfied by the completion of the construction of the Project (if constructed in accordance with the Project Plans and the terms and provisions of this Agreement). There is no action pending, or, to the best knowledge and belief of the Lessee, recommended by the applicable Governmental Authority having jurisdiction thereof, either to revoke, repeal, cancel, modify, withdraw or suspend any such Permit or Contract relating to the construction of the Project, or any other action of any other type which would have a material adverse effect on the Project. All other Permits and Contracts required for the completion of the construction of the Project and the commencement of the operation of the Facility are described on EXHIBIT F and the Lessee knows of no impediment to the future issuance or execution of such Permits and Contracts and has no reason to believe that such Permits and Contracts will not be obtained as and when needed.

                 5.7       FIRST ADVANCE.

         As of the date of the first advance of Project Funds to the Lessee pursuant to this Agreement, the amount of the money expended by the Lessee on account of the construction of the Project in accordance with the Project Plans and the items listed on Project Budget will not be less than the amount of such first advance.

        6.        COVENANTS

                 6.1       COLLECTION AND ENFORCEMENT COSTS.

         Upon demand, the Lessee shall reimburse the Lessor for all costs and expenses, including, without limitation, attorneys' fees and expenses and court costs, paid or reasonably incurred by the Lessor in connection with the collection of any sum due hereunder, or in connection with the enforcement of any of the Lessor's rights or any member of the Leasing Group's obligations under this Agreement or any of the other Lease Documents. Any amount due and payable to the Lessor pursuant to the provisions of this Section shall be a demand obligation and, to the extent permitted by law, shall be added to the Lease Obligations and shall be secured by the Liens created by the Lease Documents as fully and effectively and with the same priority as every other obligation of the Lessee secured thereby and, if not paid within ten (10) days after demand, shall thereafter, to the extent permitted by applicable law, bear interest at the Overdue Rate until the date of payment. The obligation of the Lessee to pay all costs, charges and sums due hereunder or under any of the other Lease Documents shall continue in full force and effect and in no way shall be impaired, until the actual payment thereof to the Lessor. In the event of (A) a sale, conveyance, transfer or other disposition of the Leased Property, (B) any further agreement given to secure the payment of the obligations set forth herein or (C) any agreement or stipulation extending the time or modifying the terms of payment set forth herein; the Lessee shall nevertheless remain obligated to pay the indebtedness evidenced by this Agreement, as extended or modified by any such agreement or stipulation, unless the Lessee is released and discharged from such obligation by a written agreement executed by the Lessor.

                 6.2       THE LESSEE'S AGREEMENTS TO PERFORM CERTAIN
                           OBLIGATIONS.

         The Lessee agrees faithfully to perform, pay and observe all agreements, covenants, indebtedness, obligations and liabilities of the Lessee to the Lessor, whether such agreements, covenants, indebtedness, obligations and liabilities are direct or indirect, absolute or contingent, due or to become due, existing or hereafter arising, including, without limitation, all of the Lessee's obligations under all of the Lease Documents. The payment of all obligations and the performance of all covenants of and agreements by the Lessee under the Lease Documents shall be absolute and unconditional, irrespective of any defense or any rights or set-off, recoupment or counterclaim the Lessee might otherwise have against the Lessor, and the Lessee shall pay absolutely net during the Term all payments to be made as prescribed in the all of the Lease Documents, free of any deductions and without abatement, diminution or set-off.

                 6.3       CONTINUING EFFECT OF REPRESENTATION AND WARRANTIES.

         All representations and warranties contained in this Agreement shall constitute continuing representations and warranties which shall remain true, correct and complete throughout the Term.

                 6.4       CONSTRUCTION COVENANTS.

         6.4.1   COMMENCEMENT OF CONSTRUCTION.

                  If construction of the Project has not already begun, the Lessee shall commence construction of the Project within thirty (30) day from the date hereof. The Lessee shall diligently and continuously cause the Project to be constructed and completed and made ready for occupancy and use in accordance with the Project Plans all in a manner satisfactory to the Lessor on or before the Completion Date. Notwithstanding anything to the contrary contained herein, the Lessee shall be and shall remain unconditionally liable to the Lessor for (A) the complete construction of the Project in accordance with the Project Plans on or before the Completion Date and whether or not proceeds of the Project Funds remaining to be disbursed hereunder, if any, are sufficient to cover all costs of construction and (B) the complete performance of all other obligations, covenants, agreements and liabilities of the Lessee hereunder.

         6.4.2   QUALITY OF MATERIALS AND WORKMANSHIP.

                  The materials used in the Project shall be of the quality called for by the Project Plans, and the workmanship shall be in conformity with the Construction Contract and this Agreement, and both the quality of such materials and such workmanship shall be satisfactory to the Lessor. The Lessee shall not make any changes in, and shall not permit the Developer, the General Contractor or the Architect to make any changes in, the quality of such materials, the Project Plans or the Project Budget, whether by change order or otherwise, without the prior written consent of the Lessor, in each instance (which consent may be withheld in the Lessor's sole and absolute discretion); provided, however, that such consent shall not be required for any individual change (necessitated by job conditions) which has been approved by the Architect, which does not materially affect the structure or exterior of the Project, and the cost of which does not exceed TWENTY-FIVE THOUSAND DOLLARS ($25,000) or which changes, in the aggregate, do not exceed TWO HUNDRED THOUSAND DOLLARS ($200,000) in cost. Notwithstanding the foregoing, prior to making any change in Project Plans, copies of all change orders shall be submitted by the Lessee to the Lessor and the Lessee shall also deliver to the Lessor evidence satisfactory to the Lessor, in its reasonable discretion, that all necessary Permits and/or Contracts required by any Governmental Authority in connection therewith have been obtained or entered into, as the case may be.

         6.4.3   PROJECT BUDGET.

                  Upon the request of the Lessor, the Lessee shall furnish the Lessor with revisions for the Project Budget to reflect (A) any changes approved by the Lessor to the Project

         Budget, (B) the total cost of the construction of the Project completed through any specific date and (C) the remaining cost to complete the construction of the Project in accordance with the Project Plans and the terms and provisions of this Agreement.

         6.4.4   ARCHITECT CERTIFICATES.

                  The Lessee agrees to cause the Architect to furnish such statements as to progress and certificates of completion as the Lessor may reasonably require from time to time during such period as this Agreement may be in effect, all without expense to the Lessor. The Lessee agrees to cause the Architect to make the Project Plans available to the Lessor without expense to the Lessor, and to agree that, in the event that the Lessor shall take over the Project by reason of an occurrence of a Lease Default, the Lessor shall be entitled to use said Project Plans without any additional compensation to the Architect above what is required (and was not previously paid) under the Architect's Contract.

         6.4.5   SUBCONTRACTORS.

                  Prior to the initial advance of Project Funds contemplated by this Agreement, the Lessee agrees to provide the Lessor with a list of the major subcontractors working on the Project, including an identification by trade and the amount of each subcontract. The Lessor reserves the right of reasonable approval of all subcontractors (collectively, the "Major Subcontractors") under any subcontract the aggregate amount due under which is equal to or greater than ONE HUNDRED THOUSAND DOLLARS ($100,000). The Lessee further agrees that the Lessee shall not permit any Major Subcontractors working on the Project to change without the Lessor's prior written consent, in each instance, which consent shall not be unreasonably withheld.

         6.4.6   THE LESSOR'S CONSULTANT.

                  The Lessee agrees to pay the costs and expenses reasonably incurred by the Lessor to retain the Consultants to perform various services to the Lessor in connection with the construction of the Project and the advances of Project Funds contemplated hereunder, including, without limitation, the following:

                  A. to review and analyze the Project Plans and advise the Lessor whether the same are satisfactory for the intended purposes thereof;

                  B. to make periodic inspections of the Leased Property for the purpose of assuring that construction performed in connection with the Project prior to the date of such inspection has been completed in accordance with the Project Plans and this Agreement;

                  C. to review the Lessee's then current requisition to determine whether it is consistent with the obligations of the Lessee under this Agreement, and to advise the Lessor of the anticipated costs of, and the time for, the completion of the Project in accordance with the Project Plans, and the adequacy of reserves and contingencies related thereto;

                  D. to review and analyze any proposed changes to the Project Plans and advise the Lessor regarding the same;

                  E. to review and analyze the Project Budget and advise the Lessor as to the sufficiency thereof; and

                  F. to review and analyze the Architect's Contract, Construction Contract and all subcontracts entered into by the Lessee, the Developer or the General Contractor in connection with the construction of the Project and advise the Lessor regarding the same.

                  Except as otherwise expressly provided herein, the Lessee agrees promptly to make such changes or corrections, or to cause the Developer to make such changes or corrections, in the construction of the Project as may be required by the Lessor, based on the recommendation of any of the Consultants, unless the Lessee demonstrates to the Lessor's satisfaction that such corrective work is inconsistent with the Project Plans.

         6.4.07   TITLE TO MATERIALS AND SECURITY INTEREST GRANTED TO LESSOR.

                  Except as otherwise expressly provided herein, the Lessee shall not suffer the use in connection with any construction relating to the Project of any materials, fixtures or equipment intended to become part of the Project which are purchased upon lease or conditional bill of sale or to which the Lessee does not have absolute and unencumbered title. The Lessee covenants to cause to be paid punctually all sums becoming due for labor, materials, fixtures or equipment used or purchased in connection with any such construction and, in recognition of the fact that it is intended that the Project Funds be used to pay for the cost of the construction of the Project on behalf of the Lessor, the Lessee agrees that title to all materials, fixtures and equipment that are incorporated into the Improvements shall automatically pass to the Lessor upon such incorporation without the need for the execution or delivery of any further instrument of conveyance.

                  Notwithstanding the foregoing, in order to more fully secure the Lessor with reference to all advances of Project Funds made hereunder, the Lessee hereby conveys to the Lessor a security interest in all of the Lessee's right, title and interest in materials on the Leased Property which are not at any relevant time incorporated into the Project and materials, wherever located, intended for incorporation into the Project. The Lessee agrees:

                  A. that the Lessor shall have all the rights, with reference to such security, as a secured party is entitled to hold with reference to any security interest under the UCC;

                  B. that such security interest shall cover cash and non-cash proceeds of such materials;

                  C. that such materials will not be held for sale to others or disposed of by the Lessee without the prior written consent of the Lessor and, if at any time located on the Leased Property shall be suitably stored, secured and insured and furthermore, shall not be removed from the Leased Property; and

                  D. that such security interest shall be prior to the rights of any other Person other than the Permitted Prior Security Interests.

                  The undertakings of the Lessee in this Section shall also be applicable to any personal property owned by the Lessee and used (or to be used) in connection with the Project, whether or not the purchase thereof was financed by advances of Project Funds made by the Lessor.

                  The Lessee agrees to execute such instruments as the Lessor may from time to time request to perfect the security interest of the Lessor in any and all rights under this Agreement and the other Lease Documents, and any and all property of the Lessee which, under applicable provisions of this Agreement and/or any of the other Lease Documents, may or shall stand as security for advances of Project Funds under this Agreement and for the complete payment and performance of the Lease Obligations.

         6.4.08   COMPLIANCE WITH LEGAL REQUIREMENTS AND APPLICABLE AGREEMENTS.

                  The Lessee, the Project Plans and the Leased Property and all uses thereof (including, without limitation, the construction of the Project) shall comply with (A) all Legal Requirements, (B) all Permits and Contracts, (C) all applicable by-laws, codes, rules, regulations and restrictions of the Board of Fire Underwriters or other insurance underwriters or similar body and (D) the Lease Documents, except to the extent that any of the matters referred to in clauses (a) or (c) are being duly contested in accordance with the terms of the Lease.

         6.4.9   LIENS.

                  The Leased Property shall at all times be free from any attachment, encumbrance, lis pendens, mechanic's or materialmen's lien or notice arising from the furnishing of materials or labor and, with the exception of the Permitted Encumbrances, all other Liens of any kind, except to the extent that any such Liens are being duly contested in accordance with the terms of the Facility Lease or the terms hereof. The Lessee shall not permit the recording of any notice of contract or mechanic's or materialmen's lien relating to construction of the Project or otherwise affecting the Leased Property. Notwithstanding the foregoing provisions of this Section 6.3.09, the existence of an attachment or lis pendens for a period not in excess of thirty (30) days shall not be deemed to be a default hereunder provided that (A) there shall be no cessation of construction of the Project, (B) a Lease Default has not occurred and
         (C) the Lessee shall proceed promptly to cause such attachment or lis pendens to be removed, but the Lessor shall not be obliged to make any further advance under this Agreement while such attachment or lis pendens remains outstanding, unless a bond, satisfactory to the Lessor, has been posted as security for such attachment or lis pendens.

         6.4.10  BOOKS AND RECORDS.

                  The Lessee shall cause to be kept and maintained, and shall permit the Lessor and its representatives to inspect at all reasonable times, accurate books of accounts in which complete entries will be made in accordance with GAAP reflecting all financial transactions of the Lessee (showing, without limitation, all materials ordered and received and all disbursements, accounts payable and accounts receivable in connection with the construction of the Project and the operation of the Leased Property). Such books and records must accurately reflect that all funds advanced hereunder for construction of the Project have been used solely for the payment of obligations and expenses properly incurred in connection with said construction in accordance with the terms of the Project Budget.

         6.4.11  INSPECTION OF CONSTRUCTION.

                  The Lessor and its representatives including, without limitation, the Consultants, shall, at all times as long as this Agreement remains in effect, have the right to enter the Leased Property, upon reasonable notice to the Lessee and at reasonable times (except in the event of an emergency) for the purpose of inspecting the Project and the progress of the work and materials thereon, and if any such inspection reveals that the Lessee is not in compliance herewith (in its sole and absolute discretion), then the Lessor shall not be obligated to make any further advances under this Agreement to the Lessee.

         6.4.12   NOTICE OF DELAY.

                  The Lessee shall give to the Lessor prompt written notice of any fire, explosion, accident, flood, storm, earthquake or other casualty or strike, lock out, act of God or interruption of the construction of the Project which is reasonably anticipated to interfere with the ability of the Lessee to complete the Project by the Completion Date.

         6.4.13   BONDS.

                  Performance, payment and lien bonds, in form and substance and guaranteed by sureties satisfactory to the Lessor (in its sole and absolute discretion), shall be furnished to the Lessor in connection with the Construction Contract in an amount at least equivalent to the contract sum due under the Construction Contract, naming the Lessor as a dual obligee, shall be furnished to the Lessor prior to the commencement of any work pursuant to the Construction Contract.

         6.4.14   USE OF PROJECT FUNDS.

                  The Lessee shall utilize all advances by the Lessor pursuant to the terms of this Agreement only for those items for which requisitions are permitted under this Agreement or for reimbursement of expenditures already made for items for which requisitions are so permitted. The Lessee agrees to hold all advances by the Lessor hereunder as a trust fund for the purpose of payment of the costs and expenses permitted under this Agreement.

         6.4.15   OCCUPANCY OF THE PROJECT.

                  The Lessee shall not permit any occupancy of the Project (other than such occupancy as is required in connection with the construction thereto) prior to (A) the substantial completion of that portion of the Project being occupied and (B) the issuance by the appropriate Governmental Authorities of a Certificate of Occupancy (or its equivalent) permitting the occupancy of the Project for its Primary Intended Use. The Project shall not be deemed to have been completed unless and until constructed in accordance with this Agreement and a Certificate of Occupancy (or its equivalent) permitting the occupancy of the Project for its Primary Intended Use has been issued by the applicable Governmental Authorities.

         6.4.16   SELLER'S IMPROVEMENTS.

                  The Lessee shall cause the Seller's Improvements to be constructed and completed in accordance with the terms of the Option Puchase Agreement and the Municipal Improvements Agreement.

                 6.5       CONSTRUCTION CONTRACT.

                  Upon the full execution of the Construction Contract, it shall be binding upon the parties thereto in accordance with the terms thereof and shall thereafter remain in full force and effect. All of the parties to the Construction Contract shall faithfully perform all of their obligations thereunder.

        7.        ADVANCES OF PROJECT FUNDS

                 7.1     CONDITIONS PRECEDENT TO FIRST ADVANCE OF PROJECT
                         FUNDS.

         Prior to the first advance of Project Funds contemplated by this Agreement, and as a condition of the Lessee's right to receive any of the proceeds of the Project Funds, there shall have been furnished to the Lessor:

         A. An owner's title insurance policy in form and substance satisfactory to the Lessor, in its sole and absolute discretion, issued by a title insurance company or companies satisfactory to the Lessor (the "Title Company") with such endorsements, reinsurance and/or co-insurance as the Lessor may require, insuring the Lessor's fee title to the Leased Property free from all Liens and without exception for (I) filed or unfiled mechanics' liens, (II) survey matters, (III) rights of parties in possession, (IV) environmental liens and
                  (V) any other matters of any kind or nature whatsoever other than the Permitted Encumbrances (the "Title Policy");

         B. Such evidence as the Lessor may require that the use contemplated for the Project, and all of the improvements and construction contemplated by the Project Plans, comply with all applicable Legal Requirements, to the extent in force and applicable;

         C. Insurance policies and/or Certificates of Insurance required pursuant to the terms and provisions of the Facility Lease;

         D. Such evidence as the Lessor may require to determine that the total cost of completion of the Project in all respects, including all related direct and indirect costs as previously approved by the Lessor, will not exceed the total amount set forth in the Project Budget;

         E. Such evidence as the Lessor may require that the Lessee's representations and warranties contained herein and in all of the other Lease Documents are true and correct in every material respect;

         F. Such evidence as the Lessor may require as to the satisfaction of such of the terms and conditions of this Agreement and of the other Lease Documents as may by their nature be satisfied prior to the making of such advance;

         G. Such evidence as the Lessor may require that all outstanding Impositions pertaining to the Leased Property have been paid in full;

         H. A current instrument survey, satisfactory in form and content to the Lessor, prepared in accordance with the requirements set forth in EXHIBIT G (the "Survey") and a certificate substantially in the form of EXHIBIT H (the "Surveyor's Certificate"), prepared and signed by a surveyor licensed to do business in the state where the Leased Property is located with his or her seal affixed thereto;

         I. True and correct copies of the executed Architect's Contract, all major subcontracts in effect with respect to the Project, the form of Construction Contract to be executed by the Developer and the General Contractor, as well as all receipted bills paid by the Lessee or the Developer to the General Contractor and the Architect for goods and/or services rendered with respect to the Project prior to the date hereof;

         J. True and correct copies of (I) the Project Budget and (II) the Project Plans, each of which shall be in form and content satisfactory to the Lessor (in its sole and absolute discretion);

         K. A certificate from an engineer and/or architect, registered as such in the state where the Leased Property is located, substantially in the form attached hereto as EXHIBIT I, certifying as to the (I) compliance of the Leased Property with all applicable Legal Requirements, (II) the availability and adequacy of access/egress to and from the Leased Property and (III) the availability and adequacy of sewer, drainage, water, electric and other utility services to the lot line of the Leased Property; together with such other assurances concerning the design of the Project as the Lessor may require;

         L. Opinions, in forms satisfactory to the Lessor (in its sole and absolute discretion), from the Lessee's counsel and the Guarantor's counsel, regarding (I) the due execution, authority and enforceability of the Lease Documents; (II) the compliance of the Leased Property and the Project, in all material respects, with those provisions of applicable zoning and other land-use Legal Requirements relating to the use of the Leased Property and the Project for the Primary Intended Use; (III) the valid issuance of the Certificate of Need and all other Permits required for the construction of the Project, the continuing effectiveness of said Certificate of Need and other Permits and the Lessee's and Project's compliance therewith and (IV) such other matters as the Lessor may reasonably request (collectively, the "Opinions")];

         M. Payment of the Leasehold Improvement Fee (subject, however, to the provisions of Section 3 hereof);

         N. True and correct copies of all Permits and Contracts relating to the construction and operation of the Project (including, without limitation, an unconditional building permit or a building permit that is subject only to such conditions as will be fully satisfied by the completion of the construction of the Project in accordance with the Project Plans and this Agreement);

         O. Such evidence as the Lessor may require that there has been no material adverse change in the financial condition and strength of the Lessee, the Guarantor and the Developer, and that the Leased Property shall have sustained no impairment, reduction, loss or damage which has not been fully restored and repaired, and that no Condemnation proceedings or other governmental action is or shall be pending against or with respect thereto;

         P. Such evidence as the Lessor may require that the General Contractor and the Architect maintain adequate insurance, as determined in the Lessor's reasonable discretion;

         Q.       [Intentionally Deleted];

         R.       [Intentionally Deleted]; and

         S. A fully executed and authorized Architect's Assignment, in form and substance satisfactory to the Lessor.

                 7.2       THE LESSOR'S RIGHT TO ADVANCE THE PROJECT FUNDS.

         Without at any time waiving any of the Lessor's rights hereunder, the Lessor shall have the right to make the first advance of a portion of the Project Funds hereunder without the satisfaction of each and every condition precedent to the Lessor's obligation to make such advance, and the Lessee agrees to accept such advance as the Lessor may elect to make. The making of any advance hereunder shall not constitute an approval or acceptance by the Lessor of any work on the Project theretofore completed.

                 7.3       SUBMISSION OF REQUESTS FOR ADVANCES OF THE PROJECT
                           FUNDS.

         Advances under this Agreement shall be made not more than once each month and at least ten (10) Business Days before the date upon which an advance is requested, the Lessee shall give notice to the Lessor, specifying the total advance which will be desired, accompanied by:

         A. Itemized requisitions for advances or, at the Lessee's option, for reimbursements to the Lessee for prepaid items, signed by the Lessee, the Architect and the General Contractor on A.I.A. Forms G702, G702A or G703 or such other form(s) as the Lessor may reasonably require (together with copies of invoices or receipted bills relating to items covered by such requisitions when so requested by the Lessor). All such requisitions shall include an indemnification of the Lessor by the Developer, the General Contractor and the Lessee, jointly and severally, to the extent such indemnification is available from the General Contractor upon the Lessee's best efforts to obtain such indemnification, against any and all claims of any subcontractors, laborers and suppliers;

         B. A certificate executed by the Lessee substantially in the form attached hereto as EXHIBIT J;

         C. A certificate executed by the General Contractor substantially in the form attached hereto as EXHIBIT K;

         D. A certificate executed by the Architect substantially in the form attached hereto as EXHIBIT L.

         E. At the Lessor's request, certificates executed by the Consultants in such form as the Lessor may reasonably require;

         F. An endorsement of the Title Policy issued by the Title Company, satisfactory in form and substance to the Lessor, redating the Title Policy to the date that the then current advance will be made, increasing the coverage afforded by the Title Policy so that the same shall constitute insurance in an amount at least equal to the sum of the amount of the insurance then existing under the Title Policy plus the amount of the then current advance of Project Funds to be disbursed to the Lessee under this Agreement and subject to no additional exceptions other than the Permitted Encumbrances;

         G. If and when reasonably requested by the Lessor, satisfactory assurance that the construction of the Project has been performed in accordance with the requirements of the Construction Contract, the Project Plans, this Agreement and all of the other Lease Documents and has been inspected and found satisfactory by the parties hereto;

         H. If and when reasonably requested by the Lessor, an updated Surveyor's Certificate substantially in the form attached hereto as EXHIBIT H and/or updated Engineer's/Architect's Certificate substantially in the form attached hereto as EXHIBIT I;

         I. If and when reasonably requested by the Lessor, updated Opinions from the Lessee's counsel and the Guarantor's counsel (in form and substance satisfactory to the Lessor in its sole and absolute discretion);

         J. If and when requested by the Lessor, satisfactory evidence that the Project Funds remaining unadvanced under this Agreement are sufficient for the payment of all related direct and indirect costs for the completion of the Project in accordance with the terms and provisions hereof. If the evidence furnished shall not be reasonably satisfactory to the Lessor, in its sole and absolute discretion, it shall be a condition to the making of any further advance hereunder that the Lessee will provide the Lessor with such financial guaranties (whether in the form of a bond, cash deposit, letter of credit or otherwise) as are acceptable to the Lessor, in its sole and absolute discretion, to assure the completion of the construction of the Project in accordance with the Project Plans and the terms and conditions of this Agreement. In the event that the Lessor requires a cash deposit from the Lessee, the Lessee shall deposit with the Lessor such funds, to be held in an interest bearing account with the interest accruing thereon to the benefit of the Lessee, which, together with such unadvanced Project Funds, shall be sufficient to pay all of the aforesaid costs. All funds so deposited with the Lessor, along with the proceeds thereof, shall be disbursed prior to any further advance hereunder;

         K. A certification of work completed by any major contractor working on the Project, together with a statement of the payment due therefor;

         L. Partial lien waivers from the General Contractor, all other contractors and all subcontractors and suppliers for all work theretofore performed;

         M. If and when reasonably requested, the Lessee shall deliver to the Lessor an updated Survey of the Leased Property, acceptable to the Lessor (in its reasonable discretion); and

         N. Such evidence as the Lessor may require that there has been no material adverse change in the financial condition and strength of the Lessee, the Developer and the Guarantor, and that the Leased Property shall have sustained no impairment, reduction, loss or damage which has not been fully restored and repaired and that no condemnation is or shall be pending against or with respect thereto.

         The Lessee hereby designates David Barber with authority to approve requisitions and to execute certificates to be delivered pursuant to Section 7.3B on behalf of the Lessee.

                 7.4       ADVANCES BY WIRE TRANSFER.

         All advances hereunder shall be made by wire transfer of funds into a bank account maintained by either the Lessee or an authorized agent of the Lessee.

                 7.5       CONDITIONS PRECEDENT TO ALL ADVANCES.

         A. Advances hereunder shall be made solely for the payment of the costs and expenses incurred by the Lessee directly in connection with the construction of the Project, consistent with the Project Budget, which are required to be paid out-of-pocket to all other Persons and no advances of Project Funds may be used to refund any part of expenditures from the Lessee's own resources on the Project, except to the extent that any Project Funds are used to reimburse the Lessee for out-of-pocket expenses incurred by it in accordance with the terms of the Project Budget. No funds advanced by the Lessor shall be utilized for any purpose other than as specified herein and none of the Project Funds shall be paid over to any officer, partner, stockholder or employee of any member of the Leasing Group or to any of the Persons collectively constituting any member of the Leasing Group or those holding a beneficial interest any member of the Leasing Group, or any employee thereof, except to the extent that Project Funds are used to pay compensation to an employee for and with respect to activity of such employee in construction of the Project.

         B. The amount of each requisition shall represent (I) the cost of the work completed on the Project as of the date of such requisition which has not been covered by prior requisitions,
                  (II) the cost of all equipment, fixtures and furnishings included within the Project Budget, but not incorporated into any contract approved by the Lessor, which have been delivered to the Leased Property for incorporation into the Project and have not been covered by prior requisitions; provided, that, in the Lessor's judgment, such materials are suitably stored, secured and insured and that the Lessee can furnish the Lessor with evidence satisfactory to the Lessor of the Lessee's unencumbered title thereto and (III) approved soft costs, which have not been covered by prior requisitions.

         C. All requisitions shall be subject to a ten percent (10%) retainage for the completion of the Project. It is understood that such retainage is intended to provide a contingency fund to assure that the construction of the Project shall be fully completed in accordance with the Project Plans and the terms and provisions of this Agreement. All amounts so withheld shall be disbursed after (I) construction of the Project has been fully completed in accordance with the Project Plans and the terms and provisions of this Agreement, (II) all of the items set forth in Section 7.6 hereof have been delivered to the Lessor and (III) the expiration of the period during which liens may be perfected with respect to any work performed or labor or materials supplied in connection with the construction of the Project or the receipt of such evidence as may be required to assure the Lessor that no claim may thereafter arise with respect to any work performed or labor or materials supplied in connection with the construction of the Project.

         D. At the time of each advance, no event which constitutes, or which, with notice or lapse of time, or both, could constitute, a Lease Default shall have occurred and be continuing.

         E. Without at any time waiving any of the Lessor's rights under this Agreement, the Lessor shall always have the right to make an advance hereunder without satisfaction of each and every condition upon the Lessor's obligation to make an advance under this Agreement, and the Lessee agrees to accept any advance which the Lessor may elect to make under this Agreement. Notwithstanding the foregoing, the Lessor shall have the right, notwithstanding a waiver relative to the first advance or any subsequent advance hereunder, to refuse to make any and all subsequent advances under this Agreement until each and every condition set forth in this Section has been satisfied. The making of any advance hereunder shall not constitute an approval or acceptance by the Lessor of any work on the Project theretofore completed.

         F. If, while this Agreement is in effect, a claim is made that the Project does not comply with any Legal Requirement or an action is instituted before any Governmental Authority with jurisdiction over the Leased Property or the Lessee in which a claim is made as to whether the Project does so comply, the Lessor shall have the right to defer any advance of Project Funds which the Lessor would otherwise be obligated to make until such time as any such claim is finally disposed of favorably to the position of the Lessee, without any obligation on the part of the Lessor to make a determination of, or judgment on, the merits of any such claim. For the purposes of the foregoing sentence, the term "claim" shall mean an assertion by any Governmental Authority or Person as to which, in each case, the Lessor has made a good faith determination that the assertion may properly be made by the party asserting the same, that the assertion, on its face, is not without foundation and that the interests of the Lessor require that the assertion be treated as presenting a bona fide risk of liability or adverse effect on the Project.

                  If any such proceeding is not favorably resolved within thirty (30) days after the commencement thereof, the Lessor shall also have the right, at its option, to treat the commencement of such action as a Lease Default, for which the Lessor shall have all rights herein specified for a Lease Default. As aforesaid, the Lessor shall have no obligation to make a determination with reference to the merits of any such claim. No waiver of the foregoing right shall be implied from any forbearance by the Lessor in making such election or any continuation by the Lessor in making advances under this Agreement.

                  In all events, the Lessee agrees to notify the Lessor forthwith upon learning of the assertion of any such claim or the commencement of any such proceedings.

         G. It is contemplated that all advances of the Project Funds will be made by the Lessor to the Lessee pursuant to this Agreement.

         H. No inspections or any approvals of the Project during or after construction shall constitute a warranty or representation by the Lessor or any of the Consultants as to the technical sufficiency, adequacy or safety of any structure or any of its component parts, including, without limitation, any fixtures, equipment or furnishings, or as to the subsoil conditions or any other physical condition or feature pertaining to the Leased Property. All acts, including any failure to act, relating to the Leased Property by any agent, representative or designee of the Lessor (including, without limitation, the Consultants) are performed solely for the benefit of the Lessor to assure the payment and performance of the Obligations and are not for the benefit of the Lessee or the benefit of any other Person.

         I. Notwithstanding anything to the contrary hereunder or under any of the other Lease Documents, the Lessor shall have no obligation to make any advance hereunder, other than the first advance on the date hereof, unless and until the Lessee delivers to the Lessor (I) a fully executed Construction Contract, (II) true and correct copies of all payment, performance and completion bonds required pursuant to Section
                  6.4.13 hereof and (III) a fully executed Construction Assignment in form and substance satisfactory to the Lessor.

                      7.6       COMPLETION OF THE PROJECT.

         Upon the completion of the construction of the Project in accordance with the Project Plans and the terms and provisions of this Agreement, the Lessee shall provide the Lessor with (A) true, correct and complete copies of
(I) a final unconditional Certificate of Occupancy (or its equivalent) issued by the appropriate governmental authorities, permitting the occupancy and use of the Project for its Primary Intended Use and (II) all Permits issued by the appropriate Governmental Authorities which are necessary in order to operate the Project as a fully-licensed personal care home consisting of 56 units with 62 beds, (B) a certification from the Architect or the Consultants stating that the Project was completed in accordance with the Project Plans, (C) an updated Survey of the Leased Property, acceptable to the Lessor (in its sole and absolute discretion), (D) updated Opinions and (E) such other items relating to the operation and/or construction of the Project as may be reasonably requested by the Lessor.

        8.        THE LESSOR'S RIGHT TO MAKE PAYMENTS AND TAKE OTHER ACTION

         The Lessor may, after ten (10) Business Days' prior notice to the Lessee of its intention so to do (except in an emergency when such shorter notice shall be given as is reasonable under the circumstances), pay any sums due or claimed to be due for labor or materials furnished in connection with the ownership, construction, development, maintenance, management, repair, use or operation of the Leased Property, and any other sums which in the reasonable opinion of the Lessor, or its attorneys, it is expedient to pay, and may take such other and further action which in the reasonable opinion of the Lessor is necessary in order to secure (A) the completion of the Project in accordance with the Project Plans and the terms and conditions of this Agreement, (B) the protection and priority of the security interests granted to the Lessor pursuant to the Lease Documents and (C) the performance of all obligations under the Lease Documents. The Lessor, in its sole and absolute discretion, may charge any such payments against any advance that may otherwise be due hereunder to the Lessee or may otherwise collect such amounts from the Lessee, and the Lessee agrees to repay to the Lessor all such amounts, notwithstanding that the aggregate indebtedness of the Lessee to the Lessor hereunder may exceed the aggregate amount the Lessor has agreed to advance hereunder as the Project Funds. Any amount which is not so charged against advances due hereunder and all costs and expenses reasonably incurred by the Lessor in connection therewith (including, without limitation, attorneys' fees and expenses and court costs) shall be a demand obligation of the Lessee and, to the extent permitted by applicable law, shall be added to the Lease Obligations and secured by the Liens created by the Lease Documents, as fully and effectively and with the same priority as every other obligation of the Lessee thereunder and, if not paid within ten (10) days after demand, shall thereafter, to the extent permitted under applicable law, bear interest at the Overdue Rate until the date of payment.

         If the Lessee fails to observe or cause to be observed any of the provisions of this Section and such failure continues beyond any applicable notice or cure period provided for under this Agreement, the Lessor or a lawfully appointed receiver of the Leased Property, at their respective options, from time to time may perform, or cause to be performed, any and all repairs and such other work as they deem necessary to bring the Leased Property into compliance with the provisions of this Agreement may enter upon the Leased Property for any of the foregoing purposes, and the Lessee hereby waives any claim against the Lessor or such receiver arising out of such entry or out of any other act carried out pursuant to this Section. All amounts so expended or incurred by the Lessor and by such receiver and all costs and expenses reasonably incurred in connection therewith (including, without limitation, attorneys' fees and expenses and court costs), shall be a demand obligation of the Lessee to the Lessor or such receiver, and, to the extent permitted by law, shall be added to the Obligations and shall be secured by the Liens created by the Lease Documents as fully and effectively and with the same priority as every other obligation of the Lessee secured thereunder and, if not paid within ten (10) days after demand, shall thereafter, to the extent permitted by applicable law, bear interest at the Overdue Rate until the date of payment.

        9.        INSURANCE; CASUALTY; TAKING

                 9.1       GENERAL INSURANCE REQUIREMENTS.

         The Lessee, at its sole cost and expense, shall keep the Leased Property and the business operations conducted thereon insured as required under the Facility Lease.

                 9.2       FIRE OR OTHER CASUALTY OR CONDEMNATION.

         In the event of any damage or destruction to the Leased Property by reason of fire or other hazard or casualty (a "Casualty") or a taking by power of eminent domain or conveyance in lieu thereof of all or any portion of the Leased Property (a "Condemnation"), the Lessee shall give immediate written notice thereof to the Lessor and comply with the provisions of the Facility Lease governing Casualties and Condemnations.

       10.        EVENTS OF DEFAULT

         Each of the following shall constitute an "Event of Default" hereunder and shall entitle the Lessor to exercise its remedies hereunder and under any of the other Lease Documents:

         A. any failure of the Lessee to pay any amount due hereunder or under any of the other Lease Documents within ten (10) days following the date when such payment was due;

         B. any failure in the observance or performance of any other covenant, term, condition or warranty provided in this Agreement or any of the other Lease Documents, other than the payment of any monetary obligation and other than as specified in subsections (C) through (F) below (referred to herein as a "Failure to Perform"), continuing for thirty (30) days after the giving of notice by the Lessor to the Lessee specifying the nature of the Failure to Perform; except as to matters not susceptible to cure within thirty (30) days, provided that with respect to such matters, (I) the Lessee commences the cure thereof within thirty (30) days after the giving of such notice by the Lessor to the Lessee, (II) the Lessee continuously prosecutes such cure to completion, (III) such cure is completed within ninety (90) days after the giving of such notice by the Lessor to the Lessee and (IV) such Failure to Perform does not impair the Lessor's rights with respect to the Leased Property or otherwise impair the Collateral or the Lessor's security interest therein;

         C. the occurrence of any default or breach of condition continuing beyond the expiration of the applicable notice and grace periods, if any, under any of the other Lease Documents;

         D. if any representation, warranty or statement contained herein proves to be untrue in any material respect as of the date when made or at any time during the Term if such representation or warranty, other than those contained in Sections 5.2, 5.5 and in the third sentence of Section 5.6, is a continuing representation or warranty pursuant to
                  Section 6.3;

         E. Without limiting any of the terms of the other Lease Documents, if any representation, warranty or statement contained in Section 5.2, 5.5 or in the third sentence of
                  Section 5.6 proves to be untrue in any material respect at any time during the Term after the date when made, beyond the notice and grace periods set forth in Section 10(B).

         F. except as a result of any Casualty or a partial or complete Condemnation, if a suspension of any work in connection with the construction of the Project occurs for a period in excess of ten (10) Business Days, irrespective of the cause thereof, provided that the Lessee shall not be deemed to be in default under this Subsection if such suspension is for circumstances not reasonably within its control, but only if the Lessor, in its sole and absolute discretion, shall determine that such suspension shall not create any risk that the construction of the Project will not be completed (in accordance with the Project Plans and the terms and conditions of this Agreement) on or before the Completion Date; and

         G. if construction of the Project shall not be completed in accordance with the Project Plans and this Agreement (including, without limitation, satisfaction of the conditions set forth in Section 7.6) on or before the Completion Date.

       11.        REMEDIES IN EVENT OF DEFAULT

         Upon the occurrence of an Event of Default, at the option of the Lessor, which may be exercised at any time after an Event of Default shall have occurred, the Lessor shall have all rights and remedies available to it, at law or in equity, including, without limitation, all of the rights and remedies under the Facility Lease and the other Lease Documents. Subject to the requirements of applicable law, all materials at that time on or near the Leased Property which are the property of the Lessee and which are to be used in connection with the completion of the Project shall be subject to the Liens created by the Lease Documents.

         In addition to, and without limitation of, the foregoing, the Lessor is authorized to charge all money expended for completion of the Project against sums hereunder which have not already been advanced (even if the aggregate amount of such sums expended and all amounts previously advanced hereunder exceed the amount of the Project Funds which the Lessor has agreed to advance hereunder); and the Lessee agrees to pay to the Lessor Rent under the Facility Lease (calculated, in part, thereunder based upon all sums advanced hereunder, including, without limitation, all sums expended in good faith by the Lessor in connection with the completion of the Project), and, in addition thereto, the Lessee agrees to pay to the Lessor (as Rent under the

Facility Lease), for services in connection with said completion of the Project, such additional sums as shall compensate the Lessor for the time and effort the Lessor and its employees shall have expended in connection therewith. The Lessor is authorized, but not obligated in any event, to do all such things in connection with the construction of the Project as the Lessor, in its sole and absolute discretion, may deem advisable, including, without limitation, the right to make any payments with respect to any obligation of the Lessee to the Lessor or to any other Person in connection with the completion of construction of the Project and to make additions and changes in the Project Plans to employ contractors, subcontractors and agents and to take any and all such action, either in the Lessor's own name or in the name of the Lessee, and the Lessee hereby grants the Lessor an irrevocable power of attorney to act in its name in connection with the foregoing. This power of attorney, being coupled with an interest, shall be irrevocable until all of the Obligations are fully paid and performed and shall not be affected by any disability or incapacity which the Lessee may suffer and shall survive the same. The power of attorney conferred on the Lessor by the provisions of this
Section 11 is provided solely to protect the interests of the Lessor and shall not impose any duty on the Lessor to exercise any such power and neither the Lessor nor such attorney-in-fact shall be liable for any act, omission, error in judgment or mistake of law, except as the same may result from its gross negligence or wilful misconduct. In the event that the Lessor takes possession of the Leased Property and assumes control of the Project as aforesaid, it shall not be obligated to continue the construction of the Project for any period of time longer than the Lessor shall see fit (in its sole and absolute discretion), and the Lessor may thereafter, at any time, abandon its efforts and refuse to make further payments for the account of the Lessee, whether or not the Project has been completed.

         In addition, at the Lessor's option and without demand, notice or protest, the occurrence of any Event of Default shall also constitute a default under any one or more of the Related Party Agreements.

       12.        GENERAL

         The provisions set forth in Articles 22 and 23 and Sections 2.2, 16.8 through 16.10, 24.2 through 24.6, and 24.8 through 24.12 of the Facility Lease are hereby incorporated herein by reference, mutatis, mutandis, and shall be applicable to this Agreement as if set forth in full herein.

         In the event of any conflict between the provisions hereof and the provisions of the Lease, the provisions of the Facility Lease shall control.

         EXECUTED as a sealed instrument as of the day and year first above mentioned.

WITNESS:                                LESSOR:

                                        MEDITRUST ACQUISITION CORPORATION II,
                                        a Delaware corporation

----------------------------            By:
Name:                                       Name:
                                            Title:

WITNESS:                                LESSEE:


                                        -------------------------------

----------------------------            By:
Name:                                       Name:
                                            Title:

                                   EXHIBIT E

                                  DEFINITIONS

AFFILIATE:  As defined in the Facility Lease.

AFFILIATED PARTY SUBORDINATION AGREEMENT: As defined in Section 4.1.

AGREEMENT REGARDING RELATED LEASE TRANSACTIONS: As defined in Section 4.1.

ARCHITECT:  As defined in Section 1.6.

ARCHITECT'S ASSIGNMENT:  As defined in Section 4.1.

ARCHITECT'S CONTRACT:  As defined in Section 1.6.

ASSIGNMENT AGREEMENT:  As defined in the Facility Lease.

BALANCED CARE GUARANTY:  As defined in Section 4.1.

BUSINESS DAY:  As defined in the Facility Lease.

CASH COLLATERAL:  As defined in the Deposit Pledge Agreement.

CASUALTY:  As defined in Section 9.2.

COLLATERAL:  As defined in Section 4.3.

COMPLETION DATE:  As defined in Section 1.8.

CONDEMNATION:  As defined in Section 9.2.

CONSTRUCTION ASSIGNMENT:  As defined in Section 4.1.

CONSTRUCTION CONTRACT:  As defined in Section 1.7.

CONSULTANTs: Collectively, the architects, engineers, inspectors, surveyors and other consultants that are engaged, from time to time, by the Lessor to perform services for the Lessor in connection with the construction of the Project contemplated under this Agreement.

CONTRACTS:  As defined in the Facility Lease.

DEPOSIT PLEDGE AGREEMENT: As defined in Section 4.1.

DEVELOPER:  As defined in Section 1.4.

DEVELOPER GUARANTY:  As defined in Section 4.1.

DEVELOPER PERMITS ASSIGNMENT:  As defined in Section 4.1.

DOLLARS:  Lawful money of the United States of America.

ENVIRONMENTAL INDEMNITY AGREEMENT:  As defined in Section 4.1.

EVENT OF DEFAULT:  As defined in Section 10.

EXISTING IMPROVEMENTS:  As defined in Section 1.2.

FACILITY LEASE:  As defined in Section 1.3.

FAILURE TO PERFORM:  As defined in Section 10.

FINANCING STATEMENTS: Uniform Commercial Code financing statements evidencing the security interests granted to the Lessor in connection with the Lease Documents.

GENERAL CONTRACTOR:  As defined in Section 1.7.

GOVERNMENTAL AUTHORITIES:  As defined in the Facility Lease.

GUARANTOR: Balanced Care Corporation, a Delaware corporation, and its successors and assigns.

GUARANTIED OBLIGATIONS:  As defined in the Guaranties.

GUARANTIES:  Collectively, the Balanced Care Guaranty and the Developer
Guaranty.

IMPOSITIONS:  As defined in the Facility Lease.

IMPROVEMENTS:  As defined in Section 1.4.

INSURANCE REQUIREMENTS:  As defined in the Facility Lease.

LAND:  As defined in Section 1.2.

LEASE DEFAULT: The occurrence of a default or breach of condition continuing beyond the expiration of any applicable notice and/or grace period, if any, under the terms of any of the Lease Documents.

LEASE DOCUMENTS:  As defined in Section 4.1.

LEASE OBLIGATIONS: As defined in Section 4.2 and, including, without limitation, the Guarantied Obligations.

LEASED PROPERTY:  As defined in the Facility Lease.

LEASEHOLD IMPROVEMENT FEE: THIRTY-EIGHT THOUSAND TWO HUNDRED SIXTY-NINE AND TEN/100 DOLLARS ($38,269.10).

LEASING GROUP:  As defined in the Facility Lease.

LEGAL REQUIREMENTS:  As defined in the Facility Lease.

LESSEE: As defined in the preamble of this Agreement and its successors and assigns.

LESSEE PERMITS ASSIGNMENT:  As defined in Section 4.1.

LESSOR: As defined in the preamble of this Agreement and its successors and assigns.

LESSOR'S ADDRESS: 197 First Avenue, Needham Heights, MA 02194 or such other address as the Lessor shall designate in writing.

LIEN: With respect to any real or personal property, any mortgage, easement, restriction, lien, pledge, collateral assignment, hypothecation, charge, security interest, title retention agreement, levy, execution, seizure, attachment, garnishment or other encumbrance of any kind in respect of such property, whether or not choate, vested or perfected.

MAJOR SUBCONTRACTORS:  As defined in Section 6.4.05.

MUNICIPAL IMPROVEMENTS AGREEMENT: That certain Municipal Improvements Agreement dated as of February 4, 1997 by and between the Seller and the Township.

OBLIGATIONS: Collectively, the Lease Obligations and the Related Party Obligations.

OPINIONS:  As defined in Section 7.1.

OVERDUE RATE:  As defined in the Facility Lease.

PERMITS:  As defined in the Facility Lease.

PERMITS ASSIGNMENTS: Collectively, the Lessee Permits Assignment and the Developer Permits Assignment.

PERMITTED ENCUMBRANCES:  As defined in the Facility Lease.

PERMITTED PRIOR SECURITY INTERESTS:  As defined in the Facility Lease.

PERSON:  As defined in the Facility Lease.

PLEDGE AGREEMENT: As defined in Section 4.1.

PRIMARY INTENDED USE: The use of the Project as a personal care home with ______________ licensed units and such ancillary uses as are permitted by applicable law and may be necessary in connection therewith or incidental thereto.

PROJECT:  As defined in Section 1.4.

PROJECT BUDGET:  As defined in Section 1.7.

PROJECT FUNDS:  As defined in Section 1.5.

PROJECT PLANS:  As defined in Section 1.6.

PURCHASE OPTION AGREEMENT:  As defined in the Facility Lease.

RECEIVABLES:  As defined in the Security Agreement.

RELATED PARTY AGREEMENT:  As defined in the Facility Lease.

RELATED PARTY OBLIGATIONS:  As defined in the Facility Lease.

RENT:  As defined in the Facility Lease.

SECURITY AGREEMENT:  As defined in Section 4.1

SELLER:  As defined in the Facility Lease.

SELLER'S IMPROVEMENTS:  As defined in the Option Purchase Agreement.

SUBSIDIARY:  As defined in the Facility Lease.

SURVEY:  As defined in Section 17.1.

SURVEYOR'S CERTIFICATE:  As defined in Section 17.1.

TANGIBLE PERSONAL PROPERTY:  As defined in the Facility Lease.

TERM:  As defined in the Facility Lease.

TITLE COMPANY:  As defined in Section 7.1.

TITLE POLICY: As defined in Section 7.1.

TOWNSHIP:  The Township of ___________________.

UCC:  Uniform Commercial Code as adopted in the Commonwealth of Pennsylvania.

SCHEDULE TO EXHIBIT 10.11 FILED PURSUANT TO INSTRUCTION 2 TO ITEM 601(a) OF REGULATION S-K

                         LEASEHOLD IMPROVEMENT AGREEMENT

         PROJECT                       PARTIES                 DATE OF          LESSOR'S       SUBSTANTIAL
         -------                       -------                 -------          --------       -----------
                                                              AGREEMENT        INVESTMENT      COMPLETION
                                                              ---------        ----------      ----------
                                                                                                   DATE
                                                                                                   ----

Reading, PA                Meditrust Acquisition               2/27/97       $4,217,940.00       8/27/98
                           Corporation II (Lessor) and
                           BCC at Reading, Inc. (Lessee)

State College, PA          Meditrust Acquisition                8/2/96       $3,637,006.00        2/2/98
                           Corporation II (Lessor) and
                           BCC at State College, Inc.
                           (Lessee)

Allegheny, PA              Meditrust Acquisition                8/2/96       $3,637,018.00        2/2/98
                           Corporation II (Lessor) and
                           BCC at Altoona, Inc. (Lessee)

Blytheville, AR            Meditrust Acquisition               11/1/96       $3,516,500.00       4/30/98
                           Corporation II (Lessor) and
                           Balanced Care at Blytheville,
                           Inc. (Lessee)

Maumelle, AR               Meditrust Acquisition               11/1/96       $3,796,500.00       4/30/98
                           Corporation II (Lessor) and
                           Balanced Care at Maumelle,
                           Inc. (Lessee)

Mountain Home, AR          Meditrust Acquisition               11/1/96       $3,656,700.00       4/30/98
                           Corporation II (Lessor) and
                           Balanced Care at Mountain
                           Home, Inc. (Lessee)

Pocahontas, AR             Meditrust Acquisition               11/1/96       $3,455,500.00       4/30/98
                           Corporation II (Lessor) and
                           Balanced Care at Pocahontas,
                           Inc. (Lessee)

Sherwood, AR               Meditrust Acquisition               11/1/96       $3,987,000.00       4/30/98
                           Corporation II (Lessor) and
                           Balanced Care at Sherwood,
                           Inc. (Lessee)